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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        DATE OF REPORT: JANUARY 10, 2001
                       (Date of earliest event reported)


                        --------------------------------


                            CORPAS INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


                        --------------------------------


            FLORIDA                        0-30100               59-2890565
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)


                                 1640 5TH STREET
                                    SUITE 218
                         SANTA MONICA, CALIFORNIA 90401
               (Address of principal executive offices, zip code)

                                 (310) 458-7870
              (Registrant's telephone number, including area code)


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ITEM 7. EXHIBITS.

Exhibit No.       Item
-----------       ----
99.1              Press Release dated January 10, 2001

ITEM 9. REGULATION FD DISCLOSURE.

         On January 10, 2001, the Registrant issued a press release announcing that it had entered into a letter of intent with LaSalle Technology, Inc. to begin formal negotiations to merge the two companies. A copy of the press release is attached as an exhibit to 99.1 to this report.



         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CORPAS INVESTMENTS, INC.
                                       (Registrant)



Date: January 10, 2001                By: /s/ Molly A. Miles
                                         ---------------------------------------
                                         Molly A. Miles, Chief Executive Officer


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